UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4441

T. Rowe Price GNMA Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1: Report to Shareholders

GNMA Fund	November 30, 2010

The views and opinions in this report were current as of November 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

A slowly improving economy, supportive monetary policy, and minimal inflation pressures helped bonds perform reasonably well over the past six months. Mortgage-backed securities (MBS) saw decent gains but lagged other segments as investors worried about increased refinancing due to record-low interest rates. The GNMA Fund outperformed its peers in this environment, thanks in part to its modest allocation to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), while slightly trailing its benchmark.

ECONOMY AND INTEREST RATES

The U.S. economy continued to recover over the past six months, although the pace of its rebound was considerably slower than it had been earlier in the year. After encouraging performance in the first months of the year, growth in output and hiring slowed substantially in the spring. A number of culprits may have been to blame, including the Greek debt crisis, the end of the homebuyer tax credit, and the waning effect of government stimulus measures. Some even began to worry that the economy might experience a “double dip” recession, although signs of renewed economic strength at the end of the period seemed to suggest that the economy was continuing to expand—if at a pace unlikely to bring down the stubbornly high unemployment rate.

Signs of wavering growth in the U.S. and troubles overseas appeared to delay any tightening of monetary policy. Inflation also remained at very low levels, trending below the range targeted by the Federal Reserve to meet its dual mandate of maximum employment and price stability. Calling the economic outlook “unusually uncertain,” Fed Chairman Ben Bernanke stated late in the summer that the central bank stood ready to institute other measures to support the economy if conditions called for them. In early November, the Fed announced its intention to begin a second program of quantitative easing—dubbed “QE2”—in which the central bank would purchase $600 billion of Treasuries by mid-2011 to drive down borrowing costs and add liquidity to the financial system.

Treasury yields mostly fell over the past six months due to weak economic data, concern over turmoil overseas, and market expectations that the Fed’s plan would increase demand for government bonds. GNMA yields mostly moved lower in sync with Treasury yields, although the last month of the period saw an uptick in both absolute yields and yields relative to Treasuries, a relationship known as the “yield spread.” While GNMA yields ended November 2010 well below where they were earlier in the year, spreads were the widest they had been over the past year—a sign of more favorable GNMA valuations.

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 3.18% for the six-month period ended November 30, 2010. As shown in the Performance Comparison table, the portfolio modestly trailed the Barclays Capital U.S. GNMA Index while outpacing the Lipper GNMA Funds Average over the period. Based on cumulative total return, the fund was ranked 28 out of 67, 33 out of 61, 29 out of 56, and 17 out of 45 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended November 30, 2010, respectively. Results will vary for other time periods. (Past performance cannot guarantee future results.)

Much of our time is dedicated to careful selection of MBS pools with both appealing valuations and a structure that responds well to changes in interest rates. Likewise, a modest allocation to top-tier, AAA rated CMBS has been a positive contributor to performance. In addition to its holdings of individual bonds, the fund also holds CMBS indirectly through an investment vehicle established by T. Rowe Price that permits its funds, including the GNMA Fund, to take advantage of the investment opportunities presented by the Term Asset-Backed Securities Loan Facility (TALF) program.

Conversely, the fund’s duration, or its sensitivity to interest rate changes, was shorter than the index and was a detractor from performance. As shown in the chart on page 1, we saw rates decrease substantially, and the fund did not benefit as much as others with longer duration. The fund’s duration typically will fall as interest rates come down because expectations for prepayments are built into calculations. However, we strive to find fundamentally cheap mortgages that can help protect the fund and shareholders from heightened prepayment risk and income erosion. Indeed, the fund’s dividends per share declined only slightly since May.

Over the past six months, fixed income spread products (securities other than “risk-free” Treasuries) have continued to churn out solid returns despite having already experienced unprecedented performance on the heels of the “shock and awe” response of the U.S. government to the financial crisis of 2008 and early 2009. The chart on page 4 illustrates six-month and one-year excess returns over Treasuries with similar duration for various sectors. As can be seen, GNMA bonds have delivered solid outperformance relative to Treasuries.

During the first half of 2010, investors in securitized products—MBS, CMBS, and ABS—were relieved to see a smooth transition from public- to private-led support of the markets as the U.S. government ended many of the larger rescue programs intended to aid financial assets and, by extension, consumers. For GNMA bonds and other agency-backed MBS, which make up the vast majority of the fund, the main lifeline in the wake of the crisis had been in the form of the Fed’s first quantitative easing program. By purchasing $1.25 trillion of securities, the Fed entrenched itself as the primary player in this market, substantially lowering MBS spreads—the additional yield demanded by investors over comparable Treasuries—and mortgage rates available to borrowers. This program ended earlier this year, leading most investors to expect some amount of MBS underperformance given the departure of a huge source of demand from the market. Fortunately, this never materialized to any large degree, and MBS have continued to churn out strong and stable—if not spectacular—returns for investors.

MBS continue to benefit from several forces that make the securities an appealing option for investors. First, favorable technical factors remain in place. On the demand side, MBS are benefiting from consistent buying by banks and money managers, who had been largely pushed out of the market by the Fed in 2009 and early 2010. On the supply side, negative net issuance—when the amount of MBS issued is less than the balance paid down—also should support prices.

Second, MBS are performing unusually well in a falling interest rate environment. Mortgage loans are not being paid off to the extent witnessed historically when interest rates have been at very low levels. Many homeowners are “underwater” on their homes, with the balance of their loan worth more than the house. When combined with still tight credit conditions, the environment makes it quite difficult to take advantage of low rates by prepaying an old mortgage and securing a new one. What is bad news for homeowners is good news for investors, who are allowed to clip an attractive coupon for a longer time.

A sharp increase in rates would hurt mortgage performance, but we regard such a move as unlikely for the balance of 2010 and into 2011. Given fundamentally attractive valuations and the technical factors highlighted above, any weakness in mortgage spreads is likely to be regarded as a buying opportunity.

OUTLOOK

Recent data indicate that the broader economy is improving, though at a disappointingly slow pace. Instability in Europe and persistently high unemployment in the U.S. probably mean that the Fed will keep short-term interest rates low for the foreseeable future. We expect the Fed’s recent decision to undertake another round of quantitative easing to sustain a low rate, low-volatility environment, which should be supportive for MBS. Barring any unforeseen shocks, we imagine the market environment will remain favorable for MBS investors, much as it has been for the past year. Our overall goal in the coming months will remain to offer our shareholders careful research and prudent risk management.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Andrew McCormick
President of the fund and chairman of the Investment Advisory Committee

December 10, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation: Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/10‡	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE						
Beginning of period	$ 9.91	$ 9.67	$ 9.43	$ 9.29	$ 9.21	$ 9.63
Investment activities						
Net investment income	0.19	0.39	0.43	0.45	0.44	0.39
Net realized and unrealized gain (loss)	0.12	0.28	0.25	0.15	0.11	(0.36)
Total from investment activities	0.31	0.67	0.68	0.60	0.55	0.03
Distributions						
Net investment income	(0.20)	(0.43)	(0.44)	(0.46)	(0.47)	(0.45)
NET ASSET VALUE						
End of period	$ 10.02	$ 9.91	$ 9.67	$ 9.43	$ 9.29	$ 9.21

Ratios/Supplemental Data

Total return(1)	3.18%	7.04%	7.44%	6.61%	6.03%	0.32%
Ratio of total expenses to average net assets	0.60%(2)	0.63%	0.66%	0.63%	0.65%	0.66%
Ratio of net investment income to average net assets	3.73%(2)	4.02%	4.51%	4.76%	4.72%	4.14%
Portfolio turnover rate(3)	82.3%	79.0%	108.3%	89.6%	80.7%	135.1%
Portfolio turnover rate, excluding mortgage dollar roll transactions	71.1%	79.0%	81.1%	70.8%	68.4%	89.9%
Net assets, end of period (in millions)	$ 1,584	$ 1,486	$ 1,411	$ 1,414	$ 1,278	$ 1,218

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

(3) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 4).

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 0.3%		
Credit Card Backed 0.2%		
World Financial Network Credit Card Master Trust Series 2010-A, Class A 3.96%, 4/15/19	3,285	3,425
		3,425
Other Asset-Backed Securities 0.1%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	842	890
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	407	425
		1,315
Total Asset-Backed Securities (Cost $4,539)		4,740
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.9%		
Commercial Mortgage Backed Securities 2.5%		
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	325	344
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, VR 6.214%, 12/10/49	3,475	3,724
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	3,601	3,637
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class A4, VR 6.001%, 6/15/49	3,850	4,049
JPMorgan Chase Commercial Mortgage Securities Series 2010-CNTR, Class A2 4.311%, 8/5/32 (1)	3,800	3,716

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 97.7%

U.S. Government Agency Obligations (2) 8.5%		
Federal Home Loan Mortgage, 5.00%, 4/1/40	5,594	5,914
Federal National Mortgage Assn.		
4.00%, 10/1/40	3,494	3,550
4.50%, 11/1/40	52,388	54,571
5.00%, 10/1/21 - 12/1/39	23,999	25,630
Federal National Mortgage Assn., CMO, IO, 4.50%, 11/25/39	43,147	8,589
Federal National Mortgage Assn., TBA, 4.00%, 1/1/40	36,000	36,529
U.S. Dept. of Veterans Affairs, Vendee Mortgage Trust, CMO, VR 9.599%, 3/15/25	200	230
		135,013
U.S. Government Obligations 89.2%		
Government National Mortgage Assn.		
4.00%, 8/20/40 - 10/20/40	74,770	76,818
4.50%, 2/15/21 - 10/20/40	230,868	242,971
5.00%, 10/15/17 - 11/20/40	434,913	467,065
5.50%, 10/15/28 - 7/20/40	223,965	245,187
6.00%, 4/15/11 - 6/20/40	124,009	137,839
6.00%, 11/20/33 (3)	19,001	21,262
6.50%, 12/15/14 - 12/15/38	56,333	63,949
7.00%, 3/15/13 - 10/20/36	17,552	19,920
7.50%, 9/15/12 - 9/15/32	5,640	6,412
8.00%, 6/15/16 - 3/15/30	3,386	3,816
8.50%, 5/15/16 - 2/20/23	708	792
9.00%, 4/15/18 - 9/15/24	386	438
9.25%, 10/15/16 - 12/15/19	80	90
9.50%, 4/15/19 - 12/15/24	195	223

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/10	Value 5/31/10
T. Rowe Price Term Asset-Backed Opportunity Fund	$ -	$ 2,035**	$ 570	$ 8,967	$ 10,259
T. Rowe Price Reserve Investment Fund, 0.26%	¤	¤	57	117,350	20,297
Totals			$ 627	$ 126,317	$ 30,556

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 124,153
Dividend income	57
Interest income	570
Investment income	$ 627
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,677,813)	$ 1,733,964
Receivable for investment securities sold	73,171
Interest receivable	6,246
Unrealized gain on swaps	795
Receivable for shares sold	543
Variation margin receivable on futures contracts	30
Other assets	35
Total assets	1,814,784
Liabilities	
Payable for investment securities purchased	227,622
Payable for shares redeemed	811
Unrealized loss on swaps	625
Investment management fees payable	579
Due to affiliates	189
Other liabilities	639
Total liabilities	230,465
NET ASSETS	$ 1,584,319
Net Assets Consist of:	
Overdistributed net investment income	$ (2,451)
Accumulated undistributed net realized gain	10,157
Net unrealized gain	56,373
Paid-in capital applicable to 158,119,525 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	1,520,240
NET ASSETS	$ 1,584,319
NET ASSET VALUE PER SHARE	$ 10.02

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/10
Investment Income (Loss)	
Income	
Interest	$ 33,018
Dividend	57
Total income	33,075
Expenses	
Investment management	3,453
Shareholder servicing	933
Prospectus and shareholder reports	32
Custody and accounting	133
Registration	29
Legal and audit	11
Trustees	6
Miscellaneous	7
Total expenses	4,604
Net investment income	28,471
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	26,639
Futures	(170)
Swaps	7
Net realized gain	26,476
Change in net unrealized gain (loss)	
Securities	(8,504)
Futures	129
Swaps	170
Change in net unrealized loss	(8,205)
Net realized and unrealized gain	18,271
INCREASE IN NET ASSETS FROM OPERATIONS	$ 46,742

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at November 30, 2010, totaled $743,000 for the six months ended November 30, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 5% of net assets.

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 6% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended November 30, 2010, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the six months ended November 30, 2010, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2010, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2010, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, and TBA purchase commitments (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2010, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $7,122,000 and $19,829,000, respectively, for the six months ended November 30, 2010. Purchases and sales of U.S. government securities aggregated $1,327,981,000 and $1,230,099,000, respectively, for the six months ended November 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2010, the fund had $26,383,000 of unused capital loss carryforwards, which expire: $5,093,000 in fiscal 2012, $4,682,000 in fiscal 2013, $7,179,000 in fiscal 2014, $9,033,000 in fiscal 2015, $306,000 in fiscal 2016 and $90,000 in fiscal 2018.

At November 30, 2010, the cost of investments for federal income tax purposes was $1,677,813,000. Net unrealized gain aggregated $56,373,000 at period-end, of which $61,102,000 related to appreciated investments and $4,729,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2010, expenses incurred pursuant to these service agreements were $58,000 for Price Associates; $305,000 for T. Rowe Price Services, Inc.; and $95,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2010, the fund was allocated $351,000 of Spectrum Funds’ expenses, of which $248,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2010, approximately 34% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 21, 2011